UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  June 16, 2014

THERAVANCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

951 Gateway Boulevard
South San Francisco, California 94080
(650) 28-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The conversion rate adjustment with respect to our 2.125% Convertible Subordinated Notes due 2023 (the “Notes”) that results from our spin-off of Theravance Biopharma, Inc. (“Theravance Biopharma) is based on the ten consecutive trading day period that ended on June 16, 2014 (the “Spin-Off Valuation Period”).   Based on the average of the closing prices of our common stock and of Theravance Biopharma ordinary shares over the Spin-Off Valuation Period, the conversion rate of 46.9087 shares of our common stock for each $1,000 principal amount of Notes will become effective on June 17, 2014.  Prior to the spin-off, the conversion rate for the Notes was 35.9903 shares of our common stock for each $1,000 principal amount of Notes.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE, INC.

Date: June 16, 2014	By:	/s/ Michael W. Aguiar
Michael W. Aguiar
Chief Financial Officer

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